UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 July 22, 2009

                           HEMISPHERX BIOPHARMA, INC.
             (Exact name of registrant as specified in its charter)

                           Delaware 0-27072 52-0845822
         (state or other jurisdiction (Commission File (I.R.S. Employer of incorporation) Number) Identification No.)

              1617 JFK Boulevard, Philadelphia, Pennsylvania 19103
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (215) 988-0080


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                 (former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 230.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240-13e-4(c))

Item 8.01 Other Events


Hemispherx Biopharma Announces Further Adjournment on Proposal Number 3 from the 2009 Annual Meeting of Stockholders

For more information, please see the July 22,2009 press release filed as exhibit
99.1 to this report.


Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

The following Exhibit is filed as part of this report:

Exhibit No.    Description
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Exhibit 99.1 Press Release dated July 22, 2009.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HEMISPHERX BIOPHARMA, INC.

July 22, 2009                        By:  /s/ William A. Carter
                                          -------------------------------------
                                          William A. Carter, M.D.
                                          Chief Executive Officer

                                                                    Exhibit 99.1







Company/Investor Contact:
Dianne Will
Hemispherx Biopharma, Inc.
518-398-6222
ir@hemispherx.net

     Hemispherx Biopharma Announces Further Adjournment on Proposal Number 3
                  from the 2009 Annual Meeting of Stockholders

PHILADELPHIA, PA--July 22, 2009--Hemispherx Biopharma (NYSE AMEX: HEB) announced today that the Company will extend the time allowed for stockholders to vote on proposal number 3 contained in the proxy for the 2009 Annual Meeting of Stockholders in order to permit stockholders additional time. The adjourned meeting will be held at the Embassy Suites Hotel, 1776 Benjamin Franklin Parkway, Philadelphia, Pennsylvania 19103, on Friday, September 4, 2009, at 10:00 a.m. Eastern time. The record date remains May 8, 2009.

As previously announced, the 2009 Annual Meeting of Stockholders was held as scheduled on June 24, 2009 on three of the four proposals. The Company left the polls open with regard to voting on proposal 3, an amendment of its certificate of incorporation to increase the number of authorized shares of Common Stock from 200,000,000 to 350,000,000 and adjourned the meeting solely with regard to this proposal. The Company did this due to the low vote turn out and the requirement that this proposal be approved by the holders of a majority of the outstanding shares. Less than the requisite number of shares for approval of the proposal were present at the meeting.

The Company believes that the low turnout may be due to the fact that more than 40% of its outstanding shares are held outside the United States and that many of these shares are held at European banks that do not necessarily participate in the voting of proxies of American companies. In addition, the voting has been impacted by stockholders that may be on summer holiday.

Hemispherx urges all stockholders who owned shares on May 8, 2009 and have not already voted to do so immediately. Stockholders who have already voted, but would like to change their vote, may do so by casting another ballot. Please be advised that this applies to proposal number 3 only as the polls have closed on proposals 1, 2 and 4. United States stockholders will receive an additional proxy card electronically or in the mail.

As noted above, a significant number of stockholders are domiciled in Europe and less readily accessible for notification purposes. European banks do not necessarily forward the proxy to European stockholders, and therefore these stockholders will need to contact their bank directly in order to exercise their right to vote.

A replacement proxy card and letter to stockholders will be sent out shortly via e mail or regular mail, depending on how stockholders have elected to receive this material. The annual report and proxy statement will not be re-mailed. For notice and access purposes, the Company has posted a copy of the proxy statement and annual report on the Company's website at http://www.hemispherx.net/content/investor/annualMeeting.asp. For the non-U.S. residents, the Company has also posted a blank proxy card, which they may use to instruct their bank to vote on their behalf. Some European banks will vote directly on behalf of the stockholder as instructed. Other banks will issue a legal proxy or certificate certifying the number of shares owned as of the record date (May 8, 2009), which must be accompanied by a signed and dated proxy. These shares do not need to be blocked. The banks simply need to certify the number of shares owned on May 8, 2009. If needed, please forward a copy of the sample certificate posted on the website to your European bank.

The Company emphasizes the importance of your vote. If you are a U.S. resident, please take a moment to vote your shares via Internet, phone, or by mail. All other stockholders are encouraged to contact your custodian bank/broker at your earliest convenience.

If you need assistance in voting your shares, Hemispherx suggests that you contact Morrow & Co., LLC, the firm assisting the Company with the Annual Meeting. Morrow & Co. can be contacted in the U.S. at 203-658-9400 or in London at +44-207-222-4645. Stockholders may also contact Dianne Will, Investor Relations for Hemispherx collect at 518-398-6222 or via e mail at dwill@willstar.net.

About Hemispherx Biopharma

Hemispherx Biopharma, Inc. is a specialty pharma company engaged in the manufacture and clinical development of new drug entities for treatment of seriously debilitating disorders. Hemispherx's flagship products include Alferon N Injection(R) (FDA approved for a category of sexually transmitted diseases) and the experimental therapeutics, Ampligen(R) and Oragens. Ampligen(R) and Oragens represent experimental RNA nucleic acids being developed for globally important debilitating diseases and disorders of the immune system. Hemispherx's platform technology includes large and small agent components for potential treatment of various severely debilitating and life threatening diseases. Hemispherx has in excess of 50 issued patents comprising its core intellectual property estate and a fully commercialized product (Alferon N Injection(R)). The Company wholly owns and exclusively operates a GMP certified manufacturing facility in the United States for commercial products. For more information please visit www.hemispherx.net.

Information contained in this news release other than historical information, should be considered forward-looking and is subject to various risk factors and uncertainties. For instance, the strategies and operations of Hemispherx involve risk of competition, changing market conditions, change in laws and regulations affecting these industries and numerous other factors discussed in this release and in the Company's filings with the Securities and Exchange Commission. Any specifically referenced investigational drugs and associated technologies of the Company (including Ampligen(R), Alferon LDO and Oragens) are experimental in nature and as such are not designated safe and effective by a regulatory authority for general use and are legally available only through clinical trials with the referenced disorders. The forward-looking statements represent the Company's judgment as of the date of this release. The Company disclaims, however, any intent or obligation to update these forward-looking statements. Clinical trials for other potential indications of the approved biologic Alferon N Injection(R) do not imply that the product will ever be specifically approved commercially for these other treatment indications; similarly, the completion of the NDA filing process with Ampligen(R) does not imply that the product will ever be approved commercially.